Exhibit 99.2

Financial Supplement

Financial Information
as of December 31, 2011

(UNAUDITED)

The following supplement of information is provided to assist in your understanding of
Platinum Underwriters Holdings, Ltd.

This report is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Platinum Underwriters Holdings, Ltd.,
including the Company's Annual Report on Form 10-K.

Our Investor Relations Department can be reached at (203) 252-5833.

Platinum Underwriters Holdings, Ltd.
Overview
December 31, 2011

Address:	Investor Information:
Platinum Underwriters Holdings, Ltd.	Kenneth A. Kurtzman
The Belvedere Building	Tel: (203) 252-5833
69 Pitts Bay Road	Email: kkurtzman@platinumre.com
Pembroke, HM 08 Bermuda	Website: www.platinumre.com

Definitions and presentation:
All financial information contained herein is unaudited except for the information for the fiscal year ended December 31, 2010.  Amounts may not reconcile exactly due to rounding differences.

In presenting the Company's results, management has included certain schedules containing financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including segment underwriting income or loss (pages 14-18), operating income or loss (page 7), related underwriting ratios (pages 14-18), book value per common share and fully converted book value per common share (page 11), are referred to as non-GAAP measures. These non-GAAP measures may be defined or calculated differently by other companies.  Management believes these measures, which are used to monitor the results of operations, allow for a more complete understanding of the underlying business.  These measures should not be viewed as a substitute for those determined in accordance with GAAP.  Reconciliations of such measures to the most comparable GAAP figures are included within this financial supplement in accordance with Regulation G.

Safe Harbor Statement Regarding Forward-Looking Statements:
This financial supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements are based on our current plans or expectations that are inherently subject to significant business, economic and competitive uncertainties and contingencies.  These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, us.  In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar import generally involve forward-looking statements.  The inclusion of forward-looking statements in this financial supplement should not be considered as a representation by us or any other person that our current plans or expectations will be achieved.  Numerous factors could cause our actual results to differ materially from those in forward-looking statements, including, but not limited to, the occurrence of severe natural or man-made catastrophic events; the effectiveness of our loss limitation methods and pricing models; the adequacy of our ceding companies’ ability to assess the risks they underwrite; the adequacy of our liability for unpaid losses and loss adjustment expenses; the effects of emerging claim and coverage issues on our business; our ability to maintain our A.M. Best and S&P ratings; our ability to raise capital on acceptable terms if necessary; our exposure to credit loss from counterparties in the normal course of business; our ability to provide reinsurance from Bermuda to insurers domiciled in the United States; the effect on our business of the cyclicality of the property and casualty reinsurance business; the effect on our business of the highly competitive nature of the property and casualty reinsurance industry; losses that we could face from terrorism, political unrest and war; our dependence on the business provided to us by reinsurance brokers and our exposure to credit risk associated with our brokers during the premium and loss settlement process; the availability of catastrophic loss protection on acceptable terms; foreign currency exchange rate fluctuation; our ability to maintain and enhance effective operating procedures and internal controls over financial reporting; our need to make many estimates and judgments in the preparation of our financial statements; the limitations placed on our financial and operational flexibility by the representations, warranties and covenants in our debt and credit facilities; our ability to retain key executives and attract and retain additional qualified personnel in the future; the performance of our investment portfolio; fluctuations in the mortgage-backed and asset-backed securities markets; the effects of changes in market interest rates on our investment portfolio; the concentration of our investment portfolio in any particular industry, asset class or geographic region; the effects that the imposition of U.S. corporate income tax would have on Platinum Underwriters Holdings, Ltd. and its non-U.S. subsidiaries; the risk that U.S. persons who hold our shares will be subject to adverse U.S. federal income tax consequences under certain circumstances; the risk that U.S. persons who dispose of our shares may be subject to U.S. federal income taxation at the rates applicable to dividends on all or a portion of their gains, if any; the risk that holders of 10% or more of our shares may be subject to U.S. income taxation under the “controlled foreign corporation” rules; the effect of changes in U.S. federal income tax law on an investment in our shares; the possibility that we may become subject to taxes in Bermuda; the effect on our business of potential changes in the regulatory system under which we operate; the impact of regulatory regimes and changes to accounting rules on our financial results, irrespective of business operations; the uncertain impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; the dependence of the cash flows of Platinum Underwriters Holdings, Ltd., a holding company, on dividends, interest and other permissible payments from its subsidiaries to meet its obligations; the risk that our shareholders may have greater difficulty in protecting their interests than would shareholders of a U.S. corporation; and limitations on the ownership, transfer and voting rights of our common shares.  As a consequence, our future financial condition and results may differ from those expressed in any forward-looking statements made by, or on behalf of, us.  The foregoing factors should not be construed as exhaustive.  Additionally, forward-looking statements speak only as of the date they are made, and we undertake no obligation to revise or update forward-looking statements to reflect new information or circumstances after the date hereof or to reflect the occurrence of future events.

Platinum Underwriters Holdings, Ltd.
Table of Contents

Section:	Page:

Financial Highlights:
a. Financial Highlights	3

Balance Sheet:
a. Condensed Consolidated Balance Sheets - by Quarter	4

Statements of Operations:
a. Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)	5
b. Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) - by Quarter	6

Other Company Data:
a. Computation of Net Operating Income (Loss) and Net Operating Income (Loss) per Diluted Common Share	7
b. Key Ratios, Share Data, Ratings	8

Earnings (Loss) and Book Value Per Common Share Analysis:
a. Computation of Basic and Diluted Earnings (Loss) Per Common Share	9
b. Computation of Basic and Diluted Earnings (Loss) Per Common Share - by Quarter	10
c. Book Value Per Common Share – by Quarter	11

Statements of Cash Flow:
a. Condensed Consolidated Statements of Cash Flows	12
b. Condensed Consolidated Statements of Cash Flows - by Quarter	13

Segment Data:
a. Segment Reporting - Three Month Summary	14
b. Segment Reporting - Twelve Month Summary	15
c. Property and Marine Segment - by Quarter	16
d. Casualty Segment - by Quarter	17
e. Finite Risk Segment - by Quarter	18

Net Premiums Written Data:
a. Net Premiums Written - Supplemental Information	19
b. Premiums by Line of Business - Three Month Summary	20
c. Premiums by Line of Business - Twelve Month Summary	21

Investments:
a. Investments	22
b. Fixed Maturity Available-for-Sale Securities Detail	23
c. Corporate Bonds Detail	24
d. Municipal Bonds Detail	25
e. Net Realized Gains (Losses) on Investments and Net Impairment Losses on Investments	26

Loss Reserves:
a. Analysis of Losses and Loss Adjustment Expenses	27
b. Summary of Favorable (Unfavorable) Development of Losses and Related Premiums and Commissions	28

Exposures:
a. Estimated Exposure to Peak Zone Property Catastrophe Losses	29

Platinum Underwriters Holdings, Ltd.
Financial Highlights
December 31, 2011 and 2010
($ and amounts in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010

Highlights
Net premiums written	$153,718	$162,017	$651,514	$760,589
Net premiums earned	167,322	184,980	689,452	779,994
Underwriting income (loss)	(3,719)	(14,497)	(296,726)	108,869
Net investment income	29,758	30,430	125,863	134,385
Net operating income (loss) (1)	19,254	(9,108)	(208,832)	159,180
Net realized gains (losses) on investments	718	8,494	3,934	107,791
Net impairment losses on investments	(14,746)	(11,050)	(22,370)	(36,610)
Net income (loss)	$7,064	$(17,724)	$(224,064)	$215,498

Total assets	$4,551,611	$4,614,313	$4,551,611	$4,614,313
Investments and cash	4,170,044	4,212,498	4,170,044	4,212,498
Total shareholders' equity	1,690,859	1,895,455	1,690,859	1,895,455
Unpaid losses and loss adjustment expenses	$2,389,614	$2,217,378	$2,389,614	$2,217,378

Per share data
Common shares outstanding	35,526	37,758	35,526	37,758
Weighted average common shares outstanding - basic	36,117	38,670	36,901	41,930
Adjusted weighted average common shares outstanding - diluted	36,302	40,953	37,260	45,052
Basic earnings (loss) per common share	$0.20	$(0.46)	$(6.04)	$5.14
Diluted earnings (loss) per common share	0.19	(0.46)	(6.04)	4.78
Operating income (loss) per common share - diluted (1)	0.53	(0.24)	(5.63)	3.52
Dividends per common share	0.08	0.08	0.32	0.32
Basic book value per common share (2)	$47.59	$50.20	$47.59	$50.20

(1) See computation of net operating income (loss) on page 7.

(2) See computation of book value per common share on page 11.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets – by Quarter
($ in thousands, except per share data)

	December 31,	September 30,	June 30,	March 31,	December 31,
	2011	2011	2011	2011	2010
Assets
Investments:
Fixed maturity securities	$2,788,700	$2,657,325	$2,711,289	$2,978,381	$3,047,973
Short-term investments	588,834	538,887	226,307	97,153	176,648
Cash and cash equivalents	792,510	1,127,305	1,318,773	1,064,731	987,877
Accrued investment income	29,440	32,682	31,724	33,855	31,288
Reinsurance premiums receivable	159,387	152,633	149,616	208,959	162,682
Reinsurance balances (prepaid and recoverable)	14,662	57,025	64,858	49,992	18,434
Funds held by ceding companies	94,546	91,886	90,507	76,914	84,078
Deferred acquisition costs	28,779	31,417	32,143	36,417	36,584
Other assets	54,753	58,835	57,180	70,372	68,749
Total assets	$4,551,611	$4,747,995	$4,682,397	$4,616,774	$4,614,313

Liabilities
Unpaid losses and loss adjustment expenses	$2,389,614	$2,468,987	$2,472,861	$2,428,477	$2,217,378
Unearned premiums	121,164	141,814	139,767	167,516	154,975
Debt obligations	250,000	250,000	250,000	250,000	250,000
Commissions payable	62,773	56,413	54,112	64,816	59,388
Other liabilities	37,201	103,869	69,947	40,792	37,117
Total liabilities	$2,860,752	$3,021,083	$2,986,687	$2,951,601	$2,718,858

Shareholders' Equity
Common shares	$355	$373	$373	$373	$377
Additional paid-in capital	313,730	373,790	372,882	371,493	453,619
Accumulated other comprehensive income (loss)	146,635	126,838	40,034	(12,484)	(24,488)
Retained earnings	1,230,139	1,225,911	1,282,421	1,305,791	1,465,947
Total shareholders' equity	$1,690,859	$1,726,912	$1,695,710	$1,665,173	$1,895,455

Total liabilities and shareholders' equity	$4,551,611	$4,747,995	$4,682,397	$4,616,774	$4,614,313

Book value per common share (1)	$47.59	$46.26	$45.43	$44.68	$50.20

(1) Book value per common share is a non-GAAP financial measure as defined by Regulation G.  See computation of book value per common share on page 11.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)
($ and amounts in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Revenue
Net premiums earned	$167,322	$184,980	$689,452	$779,994
Net investment income	29,758	30,430	125,863	134,385
Net realized gains on investments	718	8,494	3,934	107,791
Net impairment losses on investments	(14,746)	(11,050)	(22,370)	(36,610)
Other income (expense)	(193)	(165)	645	(207)
Total revenue	182,859	212,689	797,524	985,353

Expenses
Net losses and loss adjustment expenses	125,032	152,283	805,437	467,420
Net acquisition expenses	34,904	32,742	133,177	146,676
Net changes in fair value of derivatives	(965)	3,089	4,329	9,588
Operating expenses	14,168	20,731	63,179	82,636
Net foreign currency exchange losses (gains)	(294)	2,446	(473)	1,385
Interest expense	4,770	4,764	19,072	18,996
Total expenses	177,615	216,055	1,024,721	726,701
Income (loss) before income taxes	5,244	(3,366)	(227,197)	258,652
Income tax expense (benefit)	(1,820)	14,358	(3,133)	43,154
Net income (loss)	$7,064	$(17,724)	$(224,064)	$215,498

Basic
Weighted average common shares outstanding	36,117	38,670	36,901	41,930
Basic earnings (loss) per common share	$0.20	$(0.46)	$(6.04)	$5.14

Diluted
Adjusted weighted average common shares outstanding	36,302	40,953	37,260	45,052
Diluted earnings (loss) per common share (1)	$0.19	$(0.46)	$(6.04)	$4.78

Comprehensive income (loss)
Net income (loss)	$7,064	$(17,724)	$(224,064)	$215,498
Other comprehensive income (loss), net of deferred taxes	19,797	(83,083)	171,123	45,517
Comprehensive income (loss)	$26,861	$(100,807)	$(52,941)	$261,015

(1) During a period of loss, the basic weighted average common shares outstanding is used in the denominator of the diluted loss per common share computation as the effect of including potential dilutive shares would be anti-dilutive.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) – by Quarter
($ and amounts in thousands, except per share data)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2011	2011	2011	2011	2010
Revenue
Net premiums earned	$167,322	$166,813	$172,436	$182,881	$184,980
Net investment income	29,758	29,762	33,965	32,378	30,430
Net realized gains (losses) on investments	718	7,498	(4,689)	407	8,494
Net impairment losses on investments	(14,746)	(4,451)	(1,666)	(1,507)	(11,050)
Other income (expense)	(193)	(198)	(60)	1,096	(165)
Total revenue	182,859	199,424	199,986	215,255	212,689

Expenses
Net losses and loss adjustment expenses	125,032	201,453	159,357	319,595	152,283
Net acquisition expenses	34,904	30,208	34,115	33,950	32,742
Net changes in fair value of derivatives	(965)	4,546	4,474	(3,726)	3,089
Operating expenses	14,168	14,755	17,105	17,151	20,731
Net foreign currency exchange losses (gains)	(294)	(982)	614	189	2,446
Interest expense	4,770	4,769	4,767	4,766	4,764
Total expenses	177,615	254,749	220,432	371,925	216,055
Income (loss) before income taxes	5,244	(55,325)	(20,446)	(156,670)	(3,366)
Income tax expense (benefit)	(1,820)	(1,790)	(45)	522	14,358
Net income (loss)	$7,064	$(53,535)	$(20,401)	$(157,192)	$(17,724)

Basic
Weighted average common shares outstanding	36,117	37,183	37,113	37,199	38,670
Basic earnings (loss) per common share	$0.20	$(1.43)	$(0.55)	$(4.20)	$(0.46)

Diluted
Adjusted weighted average common shares outstanding	36,302	37,360	37,399	38,022	40,953
Diluted earnings (loss) per common share (1)	$0.19	$(1.43)	$(0.55)	$(4.20)	$(0.46)

Comprehensive income (loss)
Net income (loss)	$7,064	$(53,535)	$(20,401)	$(157,192)	$(17,724)
Other comprehensive income (loss), net of deferred taxes	19,797	86,804	52,518	12,004	(83,083)
Comprehensive income (loss)	$26,861	$33,269	$32,117	$(145,188)	$(100,807)

(1) During a period of loss, the basic weighted average common shares outstanding is used in the denominator of the diluted loss per common share computation as the effect of including potential dilutive shares would be anti-dilutive.

Platinum Underwriters Holdings, Ltd.
Computation of Net Operating Income (Loss) and Net Operating Income (Loss) per Diluted Common Share
($ and amounts in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010

Net income (loss) available to common shareholders	$7,064	$(17,724)	$(224,064)	$215,498
Net income (loss) allocated to participating common shareholders (1)	17	-	(1,189)	-
Net income (loss) allocated to common shareholders	$7,047	$(17,724)	$(222,875)	$215,498

Adjustments for:
Net realized (gains) losses on investments, net of tax	$(718)	$(4,725)	$(4,556)	$(89,949)
Net impairment losses on investments, net of tax	13,134	10,926	20,275	32,139
Net foreign currency exchange losses (gains), net of tax	(226)	2,415	(487)	1,492
Net operating income (loss) (2)	$19,237	$(9,108)	$(207,643)	$159,180

Per diluted common share:
Net income (loss)	$0.19	$(0.46)	$(6.04)	$4.78
Adjustments for:
Net realized (gains) losses on investments	(0.02)	(0.12)	(0.12)	(2.00)
Net impairment losses on investments	0.36	0.28	0.54	0.71
Net foreign currency exchange losses (gains)	-	0.06	(0.01)	0.03
Net operating income (loss) per diluted common share (3)	$0.53	$(0.24)	$(5.63)	$3.52

Adjusted weighted average common shares outstanding - diluted (4)	36,302	38,670	36,901	45,052

(1) Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plans that are considered to be participating securities.

(2) Net operating income (loss) is a non-GAAP measure as defined by Regulation G and represents net income (loss) after taxes excluding net realized gains and losses on investments, net impairment losses on investments and net foreign exchange gains and losses.

(3) Net operating income (loss) per diluted common share is also a non-GAAP measure and is calculated by dividing net operating income (loss) by diluted weighted average shares outstanding for the period.

(4) The adjusted weighted average common shares outstanding - diluted for the three and twelve months ended December 31, 2011 was 36,302  and 37,260, respectively. The adjusted weighted average common shares outstanding - diluted for the three and twelve months ended December 31, 2010 was 40,953 and 45,052, respectively.  During a period of loss, the basic weighted average common shares outstanding is used in the denominator of the diluted loss per common share computation as the effect of including potential dilutive shares would be anti-dilutive.

Platinum Underwriters Holdings, Ltd.
Key Ratios, Share Data, Ratings

	As of and for the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2011	2011	2011	2011	2010
Key Ratios
Combined ratio (%)	102.2%	145.6%	119.4%	200.4%	107.8%
Investable assets to shareholders' equity ratio	2.47:1	2.50:1	2.51:1	2.49:1	2.22:1
Debt to total capital (%)	12.9%	12.6%	12.8%	13.1%	11.7%
Net premiums written (annualized) to shareholders' equity	0.36	0.41	0.30	0.47	0.34

Share Data
Book value per common share (1)	$47.59	$46.26	$45.43	$44.68	$50.20
Common shares outstanding (000's)	35,526	37,330	37,324	37,270	37,758

Market Price Per Common Share
High	$35.36	$35.78	$38.94	$46.42	$45.80
Low	27.53	28.05	32.02	34.70	42.10
Close	$34.11	$30.75	$33.24	$38.09	$44.97

Industry Ratings
Financial Strength Ratings:
A.M. Best Company, Inc.	A	A	A	A	A
Standard & Poor's Ratings Services	A-	A	A	A	A
Counterparty Credit Ratings (senior unsecured):
A.M. Best Company, Inc.	bbb	bbb	bbb	bbb	bbb
Standard & Poor's Ratings Services	BBB	BBB+	BBB+	BBB+	BBB+

Supplemental Data
Total employees	125	129	132	144	144

(1)	See computation of book value per common share on page 11.

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings (Loss) per Common Share
($ and amounts in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2011	2010	2011	2010
Earnings (Loss)
Basic and Diluted
Net income (loss) available to common shareholders	$7,064	$(17,724)	$(224,064)	$215,498
Net income (loss) allocated to participating common shareholders (1)	17	-	(1,189)	-
Net income (loss) allocated to common shareholders	$7,047	$(17,724)	$(222,875)	$215,498

Common Shares
Basic
Weighted average common shares outstanding	36,117	38,670	36,901	41,930

Diluted
Weighted average common shares outstanding	36,117	38,670	36,901	41,930
Effect of dilutive securities:
Common share options	59	1,703	164	2,610
Restricted share units	126	580	195	512
Adjusted weighted average common shares outstanding	36,302	40,953	37,260	45,052

Earnings (Loss) Per Common Share
Basic earnings (loss) per common share	$0.20	$(0.46)	$(6.04)	$5.14
Diluted earnings (loss) per common share (2)	$0.19	$(0.46)	$(6.04)	$4.78

(1) Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plans that are considered to be participating securities.

(2) During a period of loss, the basic weighted average common shares outstanding is used in the denominator of the diluted loss per common share computation as the effect of including potential dilutive shares would be anti-dilutive.

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings (Loss) per Common Share – by Quarter
($ and amounts in thousands, except per share data)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2011	2011	2011	2011	2010
Earnings (Loss)
Basic and diluted
Net income (loss) available to common shareholders	$7,064	$(53,535)	$(20,401)	$(157,192)	$(17,724)
Net income (loss) allocated to participating common shareholders (1)	17	(251)	(137)	(932)	-
Net income (loss) allocated to common shareholders	$7,047	$(53,284)	$(20,264)	$(156,260)	$(17,724)

Common shares
Basic
Weighted average common shares outstanding	36,117	37,183	37,113	37,199	38,670

Diluted
Weighted average common shares outstanding	36,117	37,183	37,113	37,199	38,670
Effect of dilutive securities:
Common share options	59	52	127	438	1,703
Restricted share units	126	125	159	385	580
Adjusted weighted average common shares outstanding	36,302	37,360	37,399	38,022	40,953

Earnings (Loss) Per Common Share
Basic earnings (loss) per common share	$0.20	$(1.43)	$(0.55)	$(4.20)	$(0.46)
Diluted earnings (loss) per common share (2)	$0.19	$(1.43)	$(0.55)	$(4.20)	$(0.46)

(1) Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plans that are considered to be participating securities.

(2) During a period of loss, the basic weighted average common shares outstanding is used in the denominator of the diluted loss per common share computation as the effect of including potential dilutive shares would be anti-dilutive.

Platinum Underwriters Holdings, Ltd.
Book Value Per Common Share – by Quarter
($ and amounts in thousands, except per share data)

	December 31,	September 30,	June 30,	March 31,	December 31,
	2011	2011	2011	2011	2010

Price per share at period end	$34.11	$30.75	$33.24	$38.09	$44.97

Shareholders' equity	$1,690,859	$1,726,912	$1,695,710	$1,665,173	$1,895,455
Add: Assumed exercise of share options	18,925	7,418	10,543	33,488	34,213
Shareholders' equity - diluted	$1,709,784	$1,734,330	$1,706,253	$1,698,661	$1,929,668

Basic common shares outstanding (1)	35,526	37,330	37,324	37,270	37,758
Add: Common share options (2)	-	-	-	-	1,010
Add: Management and directors' options (3)	624	276	379	1,054	1,081
Add: Directors' and officers' restricted share units	321	363	413	505	790
Diluted common shares outstanding	36,471	37,969	38,116	38,829	40,639

Book value per common share*
Basic book value per common share	$47.59	$46.26	$45.43	$44.68	$50.20
Fully converted book value per common share	$46.88	$45.68	$44.76	$43.75	$47.48

* Book value per common share and fully converted book value per common share are non-GAAP financial measures as defined by Regulation G.

(1) As of December 31, 2011 there were 35,526 common shares issued and outstanding. Included in this number were 146 restricted shares issued but unvested.

(2) Options with a price of $27.00.

(3) As of December 31, 2011 these are options with a price below the closing share price of $34.11.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows
($ in thousands)

	Three Months Ended		Twelve Months Ended
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010

Net cash provided by (used in) operating activities	$(71,852)	$(38,042)	$(33,706)	$24,729

Net cash provided by (used in) investing activities	(207,148)	(301,531)	(24,211)	738,318

Net cash provided by (used in) financing activities	(63,601)	(171,626)	(153,093)	(456,973)

Effect of foreign currency exchange rate changes on cash	7,806	450	15,643	(981)

Net increase (decrease) in cash and cash equivalents	$(334,795)	$(510,749)	$(195,367)	$305,093

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows – by Quarter
($ in thousands)

	Three Months Ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010

Net cash provided by (used in) operating activities	$(71,852)	$4,858	$38,516	$(5,228)	$(38,042)

Net cash provided by (used in) investing activities	(207,148)	(185,555)	205,333	163,159	(301,531)

Net cash provided by (used in) financing activities	(63,601)	(2,884)	(2,562)	(84,046)	(171,626)

Effect of foreign currency exchange rate changes on cash	7,806	(7,887)	12,755	2,969	450

Net increase (decrease) in cash and cash equivalents	$(334,795)	$(191,468)	$254,042	$76,854	$(510,749)

Platinum Underwriters Holdings, Ltd.
Segment Reporting – Three Month Summary
($ in thousands)

	Three Months Ended December 31, 2011				Three Months Ended December 31, 2010
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Net premiums written	$76,836	$74,547	$2,335	$153,718	$76,900	$82,656	$2,461	$162,017

Net premiums earned	81,980	82,785	2,557	167,322	92,065	90,307	2,608	184,980
Net losses and loss adjustment expenses	76,194	52,459	(3,621)	125,032	111,215	39,935	1,133	152,283
Net acquisition expenses	11,645	19,251	4,008	34,904	12,635	18,600	1,507	32,742
Other underwriting expenses	6,341	4,541	223	11,105	8,354	5,796	302	14,452
Segment underwriting income (loss)*	$(12,200)	$6,534	$1,947	(3,719)	$(40,139)	$25,976	$(334)	(14,497)

Net investment income				29,758				30,430
Net realized gains (losses) on investments				718				8,494
Net impairment losses on investments				(14,746)				(11,050)
Other income (expense)				(193)				(165)
Net changes in fair value of derivatives				965				(3,089)
Corporate expenses not allocated to segments				(3,063)				(6,279)
Net foreign currency exchange (losses) gains				294				(2,446)
Interest expense				(4,770)				(4,764)
Income (loss) before income taxes				$5,244				$(3,366)

Underwriting ratios:*
Net loss and loss adjustment expense	92.9%	63.4%	(141.6%)	74.7%	120.8%	44.2%	43.4%	82.3%
Net acquisition expense	14.2%	23.3%	156.7%	20.9%	13.7%	20.6%	57.8%	17.7%
Other underwriting expense	7.7%	5.5%	8.7%	6.6%	9.1%	6.4%	11.6%	7.8%
Combined	114.8%	92.2%	23.8%	102.2%	143.6%	71.2%	112.8%	107.8%
Statutory underwriting ratios:*
Net loss and loss adjustment expense	92.9%	63.4%	(141.6%)	74.7%	120.8%	44.2%	43.4%	82.3%
Net acquisition expense	14.0%	23.5%	169.9%	21.0%	14.6%	20.3%	60.2%	18.2%
Other underwriting expense	8.3%	6.1%	9.6%	7.2%	10.9%	7.0%	12.3%	8.9%
Combined	115.2%	93.0%	37.9%	102.9%	146.3%	71.5%	115.9%	109.4%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Segment Reporting – Twelve Month Summary
($ in thousands)
	Twelve Months Ended December 31, 2011				Twelve Months Ended December 31, 2010
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Net premiums written	$344,682	$296,989	$9,843	$651,514	$412,675	$329,397	$18,517	$760,589

Net premiums earned	356,976	318,734	13,742	689,452	418,763	343,812	17,419	779,994
Net losses and loss adjustment expenses	628,062	178,650	(1,275)	805,437	343,509	119,679	4,232	467,420
Net acquisition expenses	49,348	72,738	11,091	133,177	60,224	71,474	14,978	146,676
Other underwriting expenses	27,622	19,002	940	47,564	32,678	23,091	1,260	57,029
Segment underwriting income (loss)*	$(348,056)	$48,344	$2,986	(296,726)	$(17,648)	$129,568	$(3,051)	108,869

Net investment income				125,863				134,385
Net realized gains (losses) on investments				3,934				107,791
Net impairment losses on investments				(22,370)				(36,610)
Other income (expense)				645				(207)
Net changes in fair value of derivatives				(4,329)				(9,588)
Corporate expenses not allocated to segments				(15,615)				(25,607)
Net foreign currency exchange (losses) gains				473				(1,385)
Interest expense				(19,072)				(18,996)
Income (loss) before income taxes				$(227,197)				$258,652

Underwriting ratios:*
Net loss and loss adjustment expense	175.9%	56.0%	(9.3%)	116.8%	82.0%	34.8%	24.3%	59.9%
Net acquisition expense	13.8%	22.8%	80.7%	19.3%	14.4%	20.8%	86.0%	18.8%
Other underwriting expense	7.7%	6.0%	6.8%	6.9%	7.8%	6.7%	7.2%	7.3%
Combined	197.4%	84.8%	78.2%	143.0%	104.2%	62.3%	117.5%	86.0%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	175.9%	56.0%	(9.3%)	116.8%	82.0%	34.8%	24.3%	59.9%
Net acquisition expense	13.9%	22.6%	104.1%	19.2%	14.4%	20.7%	82.0%	18.8%
Other underwriting expense	8.0%	6.4%	9.5%	7.3%	7.9%	7.0%	6.8%	7.5%
Combined	197.8%	85.0%	104.3%	143.3%	104.3%	62.5%	113.1%	86.2%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Property and Marine Segment – by Quarter
($ in thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2011	2011	2011	2011	2010
Net premiums written	$76,836	$101,633	$54,411	$111,802	$76,900

Net premiums earned	81,980	85,239	91,852	97,905	92,065
Net losses and loss adjustment expenses	76,194	156,995	116,543	278,330	111,215
Net acquisition expenses	11,645	12,068	12,009	13,626	12,635
Other underwriting expenses	6,341	6,686	7,274	7,321	8,354
Segment underwriting income (loss)*	$(12,200)	$(90,510)	$(43,974)	$(201,372)	$(40,139)

Underwriting ratios*:
Net loss and loss adjustment expense	92.9%	184.2%	126.9%	284.3%	120.8%
Net acquisition expense	14.2%	14.2%	13.1%	13.9%	13.7%
Other underwriting expense	7.7%	7.8%	7.9%	7.5%	9.1%
Combined	114.8%	206.2%	147.9%	305.7%	143.6%

Statutory underwriting ratios*:
Net loss and loss adjustment expense	92.9%	184.2%	126.9%	284.3%	120.8%
Net acquisition expense	14.0%	12.6%	17.4%	13.4%	14.6%
Other underwriting expense	8.3%	6.6%	13.4%	6.5%	10.9%
Combined	115.2%	203.4%	157.7%	304.2%	146.3%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Casualty Segment – by Quarter
($ in thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2011	2011	2011	2011	2010
Net premiums written	$74,547	$72,689	$69,234	$80,519	$82,656

Net premiums earned	82,785	78,021	77,104	80,824	90,307
Net losses and loss adjustment expenses	52,459	42,704	43,868	39,619	39,935
Net acquisition expenses	19,251	16,780	18,144	18,563	18,600
Other underwriting expenses	4,541	4,300	4,829	5,332	5,796
Segment underwriting income (loss)*	$6,534	$14,237	$10,263	$17,310	$25,976

Underwriting ratios*:
Net loss and loss adjustment expense	63.4%	54.7%	56.9%	49.0%	44.2%
Net acquisition expense	23.3%	21.5%	23.5%	23.0%	20.6%
Other underwriting expense	5.5%	5.5%	6.3%	6.6%	6.4%
Combined	92.2%	81.7%	86.7%	78.6%	71.2%

Statutory underwriting ratios*:
Net loss and loss adjustment expense	63.4%	54.7%	56.9%	49.0%	44.2%
Net acquisition expense	23.5%	21.5%	24.1%	21.6%	20.3%
Other underwriting expense	6.1%	5.9%	7.0%	6.6%	7.0%
Combined	93.0%	82.1%	88.0%	77.2%	71.5%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Finite Segment – by Quarter
($ in thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2011	2011	2011	2011	2010
Net premiums written	$2,335	$2,802	$2,242	$2,464	$2,461

Net premiums earned	2,557	3,553	3,480	4,152	2,608
Net losses and loss adjustment expenses	(3,621)	1,754	(1,054)	1,646	1,133
Net acquisition expenses	4,008	1,360	3,962	1,761	1,507
Other underwriting expenses	223	218	264	235	302
Segment underwriting income (loss)*	$1,947	$221	$308	$510	$(334)

Underwriting ratios*:
Net loss and loss adjustment expense	(141.6%)	49.4%	(30.3%)	39.6%	43.4%
Net acquisition expense	156.7%	38.3%	113.9%	42.4%	57.8%
Other underwriting expense	8.7%	6.1%	7.6%	5.7%	11.6%
Combined	23.8%	93.8%	91.2%	87.7%	112.8%

Statutory underwriting ratios*:
Net loss and loss adjustment expense	(141.6%)	49.4%	(30.3%)	39.6%	43.4%
Net acquisition expense	169.9%	42.5%	164.7%	56.5%	60.2%
Other underwriting expense	9.6%	7.8%	11.8%	9.5%	12.3%
Combined	37.9%	99.7%	146.2%	105.6%	115.9%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Net Premiums Written – Supplemental Information
($ in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Property and Marine
Excess-of-Loss	$57,034	$61,174	$275,879	$337,464
Proportional	19,802	15,726	68,803	75,211
Subtotal Property and Marine	76,836	76,900	344,682	412,675
Casualty
Excess-of-Loss	61,981	73,073	242,314	292,968
Proportional	12,566	9,583	54,675	36,429
Subtotal Casualty	74,547	82,656	296,989	329,397
Finite Risk
Excess-of-Loss	-	-	531	-
Proportional	2,335	2,461	9,312	18,517
Subtotal Finite Risk	2,335	2,461	9,843	18,517
Combined Segments
Excess-of-Loss	119,015	134,247	518,724	630,432
Proportional	34,703	27,770	132,790	130,157
Total	$153,718	$162,017	$651,514	$760,589

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Property and Marine
United States	$46,954	$46,960	$189,442	$230,914
International	29,882	29,940	155,240	181,761
Subtotal Property and Marine	76,836	76,900	344,682	412,675
Casualty
United States	65,596	69,211	258,450	277,666
International	8,951	13,445	38,539	51,731
Subtotal Casualty	74,547	82,656	296,989	329,397
Finite Risk
United States	2,335	2,461	9,843	18,517
International	-	-	-	-
Subtotal Finite Risk	2,335	2,461	9,843	18,517
Combined Segments
United States	114,885	118,632	457,735	527,097
International	38,833	43,385	193,779	233,492
Total	$153,718	$162,017	$651,514	$760,589

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business – Three Month Summary
($ in thousands)

	Three Months Ended December 31, 2011			Three Months Ended December 31, 2010
	Gross Premiums Written	Net Premiums Written	Net Premiums Earned	Gross Premiums Written	Net Premiums Written	Net Premiums Earned
Property and Marine
North American Property Proportional	$2,688	$2,688	$1,996	$1,785	$1,785	$1,843
North American Property Catastrophe	18,966	18,966	20,996	24,649	24,655	26,813
North American Property Risk	11,140	11,140	10,017	11,195	11,299	12,037
Other Property	14,744	14,744	14,866	9,923	9,923	10,114
Marine / Aviation Proportional	937	937	1,028	1,810	1,810	1,703
Marine / Aviation Excess	2,011	2,034	1,647	2,458	2,455	2,930
International Property Proportional	5,280	5,280	5,324	4,686	4,686	3,976
International Property Catastrophe	18,615	17,561	23,167	21,337	17,913	29,924
International Property Risk	3,486	3,486	2,939	2,374	2,374	2,725
Subtotal	77,867	76,836	81,980	80,217	76,900	92,065

Casualty
Clash	2,384	2,384	2,342	3,696	3,696	3,717
1st Dollar GL	3,152	3,152	3,305	1,555	1,555	2,147
1st Dollar Other	2,462	2,462	2,504	1,558	1,558	1,478
Casualty Excess	50,129	50,129	52,799	53,238	53,238	55,654
Accident & Health	6,189	6,189	9,965	6,956	6,956	9,932
International Casualty	4,911	4,911	5,547	6,911	6,911	7,827
International Motor	832	832	953	725	725	843
Financial Lines	4,488	4,488	5,370	8,017	8,017	8,709
Subtotal	74,547	74,547	82,785	82,656	82,656	90,307

Finite Risk
Finite Property	-	-	-	-	-	-
Finite Casualty	2,335	2,335	2,557	2,461	2,461	2,608
Subtotal	2,335	2,335	2,557	2,461	2,461	2,608

Total	$154,749	$153,718	$167,322	$165,334	$162,017	$184,980

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business – Twelve Month Summary
($ in thousands)

	Twelve Months Ended December 31, 2011			Twelve Months Ended December 31, 2010
	Gross Premiums Written	Net Premiums Written	Net Premiums Earned	Gross Premiums Written	Net Premiums Written	Net Premiums Earned
Property and Marine
North American Property Proportional	$5,655	$5,655	$7,047	$7,861	$7,861	$6,875
North American Property Catastrophe	107,867	92,766	94,912	129,065	118,844	122,941
North American Property Risk	38,464	38,734	40,473	52,165	50,435	55,724
Other Property	55,505	55,505	55,504	56,852	56,852	57,101
Marine / Aviation Proportional	4,877	4,877	5,481	6,014	6,014	6,725
Marine / Aviation Excess	5,534	5,558	7,347	13,150	13,158	13,759
International Property Proportional	18,397	18,397	18,111	16,426	16,426	15,784
International Property Catastrophe	133,340	112,365	117,882	138,640	131,646	128,395
International Property Risk	10,825	10,825	10,219	11,439	11,439	11,459
Subtotal	380,464	344,682	356,976	431,612	412,675	418,763

Casualty
Clash	10,267	10,267	10,187	14,556	14,556	14,425
1st Dollar GL	17,516	17,516	16,533	9,738	9,738	10,076
1st Dollar Other	8,259	8,259	8,882	5,840	5,840	4,904
Casualty Excess	177,808	177,808	189,335	206,705	206,705	218,076
Accident & Health	38,663	38,663	38,761	37,574	37,574	36,938
International Casualty	20,079	20,079	24,418	28,405	28,405	29,648
International Motor	4,053	4,053	4,053	3,663	3,663	3,658
Financial Lines	20,344	20,344	26,565	22,916	22,916	26,087
Subtotal	296,989	296,989	318,734	329,397	329,397	343,812

Finite Risk
Finite Property	531	531	531	-	-	-
Finite Casualty	9,312	9,312	13,211	18,517	18,517	17,419
Subtotal	9,843	9,843	13,742	18,517	18,517	17,419

Total	$687,296	$651,514	$689,452	$779,526	$760,589	$779,994

Platinum Underwriters Holdings, Ltd.
Investments
($ in thousands)

	December 31, 2011			December 31, 2010
	Fair Value	Weighted Average Book Yield	Weighted Average Market Yield	Fair Value	Weighted Average Book Yield	Weighted Average Market Yield

Fixed maturity available-for-sale securities
U.S. Government	$5,083	2.7%	0.6%	$391,303	1.9%	2.4%
U.S. Government agencies	100,259	0.9%	0.4%	100,547	0.7%	0.3%
Municipal bonds	1,660,760	4.7%	3.2%	1,537,432	4.7%	4.4%
Non-U.S. governments	71,266	2.6%	2.1%	76,306	2.9%	1.9%
Corporate bonds	349,548	4.8%	2.8%	366,900	4.9%	3.2%
Commercial mortgage-backed securities	204,609	5.6%	3.8%	203,313	5.4%	4.5%
Residential mortgage-backed securities	251,627	2.9%	1.3%	166,458	4.9%	6.0%
Asset-backed securities	20,422	1.7%	8.5%	23,568	3.6%	7.6%
Total fixed maturity available-for-sale securities	$2,663,574	4.3%	2.9%	$2,865,827	4.2%	3.9%

Fixed maturity trading securities
Non-U.S. dollar denominated securities:
Non-U.S. governments	$125,126	3.6%	0.9%	$140,089	3.6%	2.2%
U.S. Government agencies	-	-	-	15,903	1.9%	1.1%
Corporate bonds	-	-	-	68	4.5%	2.3%
Insurance-linked securities	-	-	-	26,086	10.7%	6.5%
Total fixed maturity trading securities	$125,126	3.6%	0.9%	$182,146	4.5%	2.7%

Short-term investments	$588,834	1.0%	0.9%	$176,648	0.9%	1.0%

	December 31, 2011			December 31, 2010
	Amount	% of Total		Amount	% of Total
Credit quality of investments*
Aaa	$1,504,876	44.6%		$1,395,880	43.3%
Aa	1,037,257	30.7%		1,033,317	32.0%
A	556,439	16.5%		470,525	14.6%
Baa	206,978	6.1%		225,928	7.0%
Below investment grade	71,984	2.1%		98,971	3.1%
Total	$3,377,534	100.0%		$3,224,621	100.0%

Credit quality
Weighted average credit quality	Aa2			Aa2

* Rated using external rating agencies (primarily Moody’s) including credit enhancements from insurance entities. As of December 31, 2011, there were approximately $20.5 million of municipal bonds whose ratings of “Aa” included the benefit of guarantees from third-party insurers that would otherwise be rated as “A” without the existence of such guarantees.

(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality; Baa-Investment Grade)

Platinum Underwriters Holdings, Ltd.
Fixed Maturity Available-for-Sale Securities Detail
($ in thousands)

	December 31, 2011
	Fair Value	Net Unrealized Gain (Loss)	Credit Quality	Duration	Weighted Average Life
Fixed maturity available-for-sale securities
U.S. Government	$5,083	$381	Aaa	3.6

U.S. Government agencies	100,259	259	Aaa	0.2

Municipal bonds:
State general obligation bonds	877,994	76,112	Aa2	7.1
Essential service bonds*	425,340	39,071	Aa3	7.7
State income tax and sales tax bonds	181,751	21,120	Aa1	7.8
Other municipal bonds	136,291	11,552	Aa2	6.2
Pre-refunded bonds	39,384	2,247	Aa2	2.4
Subtotal	1,660,760	150,102	Aa2	7.2

Non-U.S governments	71,266	1,274	Aa1	2.1

Corporate bonds:
Industrial	226,364	12,183	A3	4.3
Utilities	70,424	5,384	A3	4.9
Insurance	45,292	2,387	A3	3.9
Finance	7,468	376	Baa2	6.4
Subtotal	349,548	20,330	A3	4.4

Commercial mortgage-backed securities	204,609	9,300	Aa2	3.3	3.7

Residential mortgage-backed securities:
U.S. Government agency residential mortgage-backed securities	200,904	2,357	Aaa	0.8	4.8
Non-agency residential mortgage-backed securities	45,559	(11,276)	Caa2	-	1.0
Alt-A residential mortgage-backed securities	5,164	(641)	Caa2	-	5.3
Subtotal	251,627	(9,560)	Aa3	0.6	4.1

Asset-backed securities:
Asset-backed securities	12,710	(890)	Aaa	-	6.7
Sub-prime asset-backed securities	7,712	(2,332)	Caa3	0.6	8.4
Subtotal	20,422	(3,222)	Baa1	0.1	7.3

Total	$2,663,574	$168,864	Aa3	5.4

* Essential service bonds include bonds issued for education, transportation and utilities.

Platinum Underwriters Holdings, Ltd.
Corporate Bonds Detail
($ in thousands)

	December 31, 2011
	Par Value	Fair Value	Net Unrealized Gain (Loss)	Credit Quality

Top 20 Holdings by Issuer
Philip Morris International Inc.	$14,000	$15,489	$1,098	A2
American Electric Power Company, Inc.	13,500	14,759	1,210	Baa1
HCC Insurance Holdings, Inc.	10,000	11,026	958	Baa1
Hewlett-Packard Company	10,000	10,629	352	A2
Mattel, Inc.	10,000	10,479	347	Baa1
Consolidated Edison, Inc.	9,400	10,224	809	A3
MetLife, Inc.	10,000	10,038	38	A3
AT&T Inc.	9,000	9,781	742	A2
Anglo American plc	8,000	9,772	167	Baa1
Diageo plc	7,750	8,274	461	A3
Northeast Utilities	7,300	7,904	614	A3
Wal-Mart Stores, Inc.	5,399	7,748	855	Aa2
Snap-On Incorporated	7,000	7,585	557	Baa1
Encana Corporation	7,000	7,162	116	Baa2
Rio Tinto plc	5,000	6,794	646	A3
CNA Financial Corporation	6,000	6,580	568	Baa3
Hess Corporation	5,000	6,493	509	Baa2
CMS Energy Corporation	5,000	6,294	666	A3
NextEra Energy, Inc.	5,750	6,293	540	Aa3
FirstEnergy Corp.	$5,000	$5,576	$579	Baa2

Platinum Underwriters Holdings, Ltd.
Municipal Bonds Detail
($ in thousands)

	December 31, 2011
	Par Value	Fair Value	Net Unrealized Gain (Loss)	Credit Quality

Top 10 Exposures by Jurisdiction
Illinois	$164,680	$174,057	$8,347	A1
New York	115,070	130,726	15,340	Aa2
Pennsylvania	114,200	126,047	10,922	Aa1
Connecticut	106,000	120,799	12,855	Aa2
California	97,655	113,829	13,642	A1
Massachusetts	85,655	100,533	13,169	Aa1
District of Columbia	78,495	87,607	9,032	Aa2
New Jersey	75,250	81,472	5,830	A1
Texas	68,565	74,941	6,060	Aa1
Ohio	$53,795	$58,375	$4,436	Aa1

	December 31, 2011
	Par Value	Fair Value	Net Unrealized Gain (Loss)	Credit Quality
Top 10 Holdings by Issuer
State of Illinois	$120,000	$125,297	$4,515	A1
State of California	92,665	108,531	13,486	A1
State of Connecticut	89,000	102,293	11,349	Aa2
State of Pennsylvania	76,700	85,610	8,284	Aa1
New York State Urban Development Corporation	47,000	51,514	4,514	Aaa
State of Mississippi	46,060	51,229	4,180	Aa2
State of Texas	39,900	43,933	3,866	Aaa
State of Ohio	37,550	40,461	2,911	Aa1
State of Hawaii	35,000	40,282	5,157	Aa2
State of Massachusetts	$34,635	$39,537	$3,193	Aa1

	December 31, 2011
	Amount	% of Total
Credit quality of municipal bond portfolio*
Aaa	$271,784	16.4%
Aa	986,872	59.4%
A	391,745	23.6%
Baa	10,359	0.6%
Total	$1,660,760	100.0%

 * Rated using external rating agencies (primarily Moody’s) including credit enhancements from insurance entities. As of December 31, 2011, there were approximately $20.5 million of municipal bonds whose ratings of “Aa” included the benefit of guarantees from third-party insurers that would otherwise be rated as “A” without the existence of such guarantees.

(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality; Baa - Investment Grade)

Platinum Underwriters Holdings, Ltd.
Net Realized Gains (Losses) on Investments and Net Impairment Losses on Investments
($ in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010

Net realized gains (losses) on investments by entity:
Subsidiary domiciled in Bermuda	$718	$(2,274)	$5,710	$56,813
Subsidiaries domiciled in the United States	-	10,768	(1,776)	50,978
Total	$718	$8,494	$3,934	$107,791

Net realized gains (losses) on investments by type:
Sale of securities	$5	$11,351	$1,419	$106,394
Mark-to-market on trading securities	713	(2,857)	2,515	1,397
Total	$718	$8,494	$3,934	$107,791

Net impairment losses on investments by entity:
Subsidiary domiciled in Bermuda	$10,141	$10,696	$16,384	$23,835
Subsidiaries domiciled in the United States	4,605	354	5,986	12,775
Total	$14,746	$11,050	$22,370	$36,610

Net impairment losses on investments by type of security:
Commercial mortgage-backed securities	$6	$-	$6	$7,743
Residential mortgage-backed securities	12,660	5,553	18,970	11,178
Asset-backed securities	2,080	5,497	3,394	17,689
Total	$14,746	$11,050	$22,370	$36,610

Platinum Underwriters Holdings, Ltd.
Analysis of Losses and Loss Adjustment Expenses
($ in thousands)

	Analysis of Losses and Loss Adjustment Expenses
	Twelve Months Ended December 31, 2011 (1)				Twelve Months Ended December 31, 2010 (2)
	Gross	Ceded	Net	Paid to Incurred %	Gross	Ceded	Net	Paid to Incurred %
Paid losses and loss adjustment expenses	$672,148	$38,859	$633,289	78.6%	$604,260	$10,047	$594,213	127.1%
Change in unpaid losses and loss adjustment expenses	167,175	(4,973)	172,148		(132,171)	(5,378)	(126,793)
Losses and loss adjustment expenses incurred	$839,323	$33,886	$805,437		$472,089	$4,669	$467,420

	Analysis of Unpaid Losses and Loss Adjustment Expenses
	As of December 31, 2011				As of December 31, 2010
	Gross	Ceded	Net	%	Gross	Ceded	Net	%
Outstanding losses and loss adjustment expenses	$894,403	$3,914	$890,489	37.3%	$671,846	$8,149	$663,697	30.1%
Incurred but not reported	1,495,211	41	1,495,170	62.7%	1,545,532	763	1,544,769	69.9%
Unpaid losses and loss adjustment expenses	$2,389,614	$3,955	$2,385,659	100.0%	$2,217,378	$8,912	$2,208,466	100.0%

(1) Gross and ceded losses and loss adjustment expenses incurred includes effects of foreign currency exchange rate losses and gains of $5,061 and $16, respectively.

(2) Gross and ceded losses and loss adjustment expenses incurred includes effects of foreign currency exchange rate gains and losses of $213 and $38, respectively.

Platinum Underwriters Holdings, Ltd.
Summary of Favorable (Unfavorable) Development of Losses and Related Premiums and Commissions
($ in thousands)

	Three Months Ended December 31, 2011				Three Months Ended December 31, 2010
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Non-Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$6,987	$14,049	$6,428	$27,464	$10,619	$24,096	$884	$35,599
Net premium adjustments related to prior years' losses	833	59	-	892	(170)	607	-	437
Net commission adjustments related to prior years' losses	325	(697)	(3,425)	(3,797)	(144)	(293)	(985)	(1,422)
Net favorable (unfavorable) development	8,145	13,411	3,003	24,559	10,305	24,410	(101)	34,614

Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	3,100	77	-	3,177	(7,666)	90	-	(7,576)
Net premium adjustments related to prior years' losses	(680)	-	-	(680)	661	-	-	661
Net commission adjustments related to prior years' losses	-	-	-	-	-	-	-	-
Net favorable (unfavorable) development	2,420	77	-	2,497	(7,005)	90	-	(6,915)

Total net favorable (unfavorable) development	$10,565	$13,488	$3,003	$27,056	$3,300	$24,500	$(101)	$27,699

	Twelve Months Ended December 31, 2011				Twelve Months Ended December 31, 2010
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Non-Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$22,009	$59,375	$11,758	$93,142	$53,013	$113,142	$8,806	$174,961
Net premium adjustments related to prior years' losses	287	662	-	949	2,538	3,030	-	5,568
Net commission adjustments related to prior years' losses	(179)	(190)	(8,148)	(8,517)	(5,434)	4,764	(11,295)	(11,965)
Net favorable (unfavorable) development	22,117	59,847	3,610	85,574	50,117	120,936	(2,489)	168,564

Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	19,426	45	371	19,842	(16,160)	139	-	(16,021)
Net premium adjustments related to prior years' losses	(1,035)	-	-	(1,035)	(692)	-	-	(692)
Net commission adjustments related to prior years' losses	(10)	-	-	(10)	-	-	-	-
Net favorable (unfavorable) development	18,381	45	371	18,797	(16,852)	139	-	(16,713)

Total net favorable (unfavorable) development	$40,498	$59,892	$3,981	$104,371	$33,265	$121,075	$(2,489)	$151,851

Platinum Underwriters Holdings, Ltd.
Estimated Exposure to Peak Zone Property Catastrophe Losses
As of January 1, 2012
($ in millions)

Estimated Probable Maximum Losses by Zone and Peril

		20 Year Return Period		100 Year Return Period		250 Year Return Period
Zones	Peril	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss
United States/Caribbean	Hurricane	$95	$82	$182	$154	$228	$196
United States	Earthquake	13	13	115	115	162	162
Pan-European	Windstorm	71	42	165	83	187	104
Japanese	Typhoon	5	5	48	48	56	56
Japanese	Earthquake	12	9	130	108	241	219
Canadian	Earthquake	$-	$-	$20	$9	$75	$30

The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation, personal accident contracts and catastrophe contributions from insurance-linked securities using commercially available catastrophe models, which are applied and adjusted by the Company.  These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone, among other assumptions.  These estimates do not include any losses that may be expected to arise from the Company’s casualty portfolio as a result of such catastrophes.  Return period refers to the frequency with which losses of a given amount or greater are expected to occur.

Gross loss estimates are net of reinstatement premiums but before income tax.  Net loss estimates are net of reinstatement premiums and net of retrocessional recoveries but before income tax.

The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies.  These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above.  In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misestimate actual losses.  Such estimates, therefore, should not be considered as a representation of actual losses.  Investors should not rely on the foregoing information when considering investment in the Company.  The Company undertakes no duty to update or revise such information to reflect the occurrence of future events.